UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  December 11, 2009

GENTA INCORPORATED
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

0-19635 (Commission File Number)	33-0326866 (IRS Employer Identification No.)

200 Connell Drive Berkeley Heights, NJ (Address of Principal Executive Offices)	07922 (Zip Code)

(908) 286-9800
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐   Pre -commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐   Pre -commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note: This Form 8-K is being filed merely to file a new copy of the redacted agreement referenced herein. Other than the agreement, the disclosure herein as not changed.

Item 1.01 Entry into a Material Definitive Agreement.

As previously reported on March 7, 2007, Genta Incorporated, (the “Company”), announced that on March 6, 2007 it had entered into a Supply and Distribution Agreement (the “Agreement”) with IDIS (“IDIS”) whereby IDIS will distribute two of the Company’s oncology products, Ganite® (gallium nitrate injection) and Genasense® (oblimersen sodium) Injection, on a “named patient” basis. The global agreement covers territories outside the United States. “Named patient” distribution refers to the distribution or sale of a product to a specific healthcare professional for the treatment of an individual patient. IDIS, a privately owned company based in the United Kingdom, will manage the named patient programs for the Company.

 The Agreement provides that the Company will supply the two products to IDIS on a consignment basis. The Company will be paid after sales are made by IDIS, which payment shall be based off of a monthly sales report received from IDIS. The Company will invoice IDIS based upon this monthly report which invoice shall be calculated based upon a price minus a fee credited to IDIS. The agreement also provides for distribution by IDIS of a limited amount of drug product free of charge to indigent patients. The Company intends that a percentage of proceeds from the named patient program will be used to support the compassionate use program. The Company has agreed to pay a nominal one time start-up fee for this program to IDIS, and the Company will pay IDIS a termination fee in the event it terminates either or both products within the first three years. Other financial terms of the agreement have not been disclosed.

Although a copy of the Agreement was filed as an exhibit to the Company’s Report on Form 10-Q for the quarter ended March 31, 2007, the Company is filing a modified redacted copy of the Agreement attached hereto as Exhibit 10.1.  The Agreement has not be amended, but the Company is revising its redacted copy in response to comments the Company has received from the Securities and Exchange Commission with respect to its confidential treatment request to the SEC covering this Agreement.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
10.1	Supply and Distribution Agreement, dated March 6, 2007, by and between IDIS and the Company. +

+  Confidential Treatment Requested.  Confidential materials omitted and filed separately with the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENTA INCORPORATED

Date:	December 11, 2009	By:	/s/ Gary Siegel
			Name:	Gary Siegel
			Title:	Vice President, Finance